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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         CHASE MANHATTAN BANK USA, N.A.
              ----------------------------------------------------
              (formerly known as "The Chase Manhattan Bank (USA)")
                             (Sponsor of the Trust)

         Delaware                       33-40006                 22-2382028
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


            802 Delaware Avenue, Wilmington, Delaware       19801
            -----------------------------------------     ----------
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

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Item 5.  Other Events:

                  On March 15, 1999, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of the Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

         On April 15, 1999, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of the Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

         On May 17, 1999, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of the Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

         Copies of the monthly Certificateholders' Statements for such distributions delivered are being filed as Exhibits 20.1, 20.2 and 20.3 to this Current Report on Form 8-K.

Item 7(c).     Exhibits

               Exhibits         Description
               ----------       -----------

               20.1 Monthly Certificateholders' Statements with respect to the March 15, 1999 distribution.

               20.2 Monthly Certificateholders' Statements with respect to the April 15, 1999 distribution.

               20.3 Monthly Certificateholders' Statements with respect to the May 17, 1999 distribution.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 24, 1999

                                       Chase Manhattan Credit Card Master Trust,

                                       By: Chase Manhattan Bank USA, N.A.,
                                       as Servicer


                                       By: /s/ Patricia Garvey
                                           -----------------------------------
                                       Name:  Patricia Garvey
                                       Title: Vice President

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                             INDEX TO EXHIBITS

Exhibit No.                  Description
-----------                  -----------
20.1                         Monthly Certificateholders' Statements with respect
                             to the distribution to March 15, 1999 distribution to Certificateholders for Series 1996-1, Series
                             1996-2, Series 1996-3 and Series 1996-4

20.2 Monthly Certificateholders' Statements with respect to the distribution to April 15, 1999 distribution to Certificateholders for Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4

20.3 Monthly Certificateholders' Statements with respect to the distribution to May 17, 1999 distribution to Certificateholders for Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4